SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2008 (February 21, 2008)

Sionix Corporation

(Exact name of registrant as specified in Charter)

Nevada	2-95626-D	87-0428526
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2082 Michelson Drive, Suite 306
Irvine CA 92612
(Address of Principal Executive Offices)

(949) 752-7980
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by Sionix Corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreements with Dr. John H. Foster, Ph.D.

On February 21, 2008, the Registrant entered into a one year Consulting Agreement (the “Foster Consulting Agreement”) with Dr. John H. Foster, Ph.D., Professor of Engineering Geology at California State University, Fullerton and Chairman of the Registrant’s board of directors. Pursuant to the Foster Consulting Agreement, Dr. Foster will (i) actively assist in the testing and demonstration of the Registrant’s water purification product on site at the Villa Park Dam in Irvine, California; (ii) attend technical meetings, demonstrations and trade shows in support of the Registrant’s business; (iii) prepare grant applications and white papers as technological and scientific results are confirmed; and (iv) act in the best interests of the Registrant and aid in its day-to-day operations for a minimum of 5 days per month, after which the Registrant will pay Dr. Foster an hourly rate of $250 per hour ((i)-(iv), collectively, the “Services”). Dr. Foster has been providing similar services to the Registrant since October 1, 2004, initially while serving as a member of the Registrant’s board of advisors and subsequently as its Chairman of the board of directors. The term of the Foster Consulting Agreement is from January 1, 2008 until January 1, 2009 (the “Term”).

As compensation for the Services, the Registrant will pay Dr. Foster:

(i) upon the Registrant raising at least $250,000 in gross proceeds from an equity financing or series of equity financings occurring on or after December 31, 2007 and before the end of the Term, for Services performed from January 1 until June 1, 2008, $10,000 per month payable on the first day of each month during such period; and

(ii) upon the Registrant raising at least $500,000 in gross proceeds (including the $250,000 referred to above) from an equity financing or series of equity financings occurring on or after December 31, 2007 and before the end of the Term: (i) a one time payment of $30,000 for Services performed from October 1, 2007 through December 31, 2007, and (ii) for Services performed from July 1 until December 31, 2008, $10,000 per month payable on the first day of each month during such period.

In addition, in consideration of Dr. Foster’s efforts in bringing about a definitive licensing, manufacturing, distribution, purchase order or substantially similar agreement between the Registrant and Primon, an Ireland based company in the business of water purification, or any of its affiliates (the “Primon Agreement”), during the Term or within six months thereafter, Dr. Foster will receive, regardless of the termination of the Foster Consulting Agreement, 2.5% of the royalty payments or other amounts received by the Registrant from Primon pursuant to the Primon Agreement, until Dr. Foster has received $2,500,000 in such commissions, after which the Registrant will have no further obligation to pay such commissions.

Pursuant to the Foster Consulting Agreement, the Registrant also agreed to carry forward the debt incurred to Dr. Foster in the amount of $144,000 for services rendered during the time Dr. Foster served as a member of the Registrant’s board of advisors, which will be payable at the earlier of September 30, 2010 or the date on which the Registrant shows on its balance sheet as filed with the Securities and Exchange Commission at least $1.5 million in working capital and the closing price of its common stock has been at least $1.25 for at least 15 consecutive trading days. This obligation will survive the termination of the Foster Consulting Agreement.

In addition, on February 21, 2008, pursuant to a Notice of Grant of Stock Option and a Stock Option Agreement (the “Foster Option Agreement”), the Registrant granted to Dr. Foster a 5-year fully vested option to purchase 2,880,000 shares of the Registrant’s common stock at an exercise price of $0.25 per share. The option may be exercised on a cashless basis. Pursuant to the Foster Option Agreement, Dr. Foster has agreed to not resell any shares of common stock acquired upon exercise of his option prior to December 13, 2008, which is the one year anniversary of the date the option was authorized by the Registrant’s board of directors.

The foregoing discussion is qualified in its entirety by reference to the Foster Consulting Agreement, the Notice of Grant of Stock Option and Stock Option Agreement with Dr. Foster, which are attached as exhibits to this Current Report.

Agreements with Dr. W. Richard Laton, Ph.D.

On February 21, 2008, the Registrant entered into a one year Consulting Agreement (the “Laton Consulting Agreement”) with Dr. W. Richard Laton, Associate Professor of Hydrogeology at California State University, Fullerton and a member of the Registrant’s board of directors. Pursuant to the Laton Consulting Agreement, Dr. Laton will (i) actively assist in the testing and demonstration of the Registrant’s water purification product on site at the Villa Park Dam in Irvine, California; (ii) attend technical meetings, demonstrations and trade shows in support of the Registrant’s business; (iii) prepare grant applications and white papers as technological and scientific results are confirmed; and (iv) act in the best interests of the Registrant and aid in its day-to-day operations for a minimum of 5 days per month, after which the Registrant will pay Dr. Laton an hourly rate of $250 per hour ((i)-(iv), collectively, the “Services”). Dr. Laton has been providing similar services to the Registrant since October 1, 2004, initially while serving as a member of the Registrant’s board of advisors and subsequently as a member of its board of directors. The term of the Laton Consulting Agreement is from January 1, 2008 until January 1, 2009 (the “Term”).

As compensation for the Services, the Registrant will pay Dr. Laton:

(i) upon the Registrant raising at least $250,000 in gross proceeds from an equity financing or series of equity financings occurring on or after December 31, 2007 and before the end of the Term, for Services performed from January 1 until June 1, 2008, $10,000 per month payable on the first day of each month during such period; and

(ii) upon the Registrant raising at least $500,000 in gross proceeds (including the $250,000 referred to above) from an equity financing or series of equity financings occurring on or after December 31, 2007 and before the end of the Term: (i) a one time payment of $30,000 for Services performed from October 1, 2007 through December 31, 2007, and (ii) for Services performed from July 1 until December 31, 2008, $10,000 per month payable on the first day of each month during such period.

In addition, in consideration of Dr. Laton’s efforts in bringing about the Primon Agreement during the Term or within six months thereafter, Dr. Laton will receive, regardless of the termination of the Laton Consulting Agreement, 5% of the royalty payments or other amounts received by the Registrant from Primon pursuant to the Primon Agreement, until Dr. Laton has received $5,000,000 in such commissions, after which the Registrant will have no further obligation to pay such commissions.

Pursuant to the Laton Consulting Agreement, the Registrant also agreed to carry forward the debt incurred to Dr. Laton in the amount of $144,000 for services rendered during the time Dr. Laton served as a member of the Registrant’s board of advisors, which will be payable at the earlier of September 30, 2010 or the date on which the Registrant shows on its balance sheet as filed with the Securities and Exchange Commission at least $1.5 million in working capital and the closing price of its common stock has been at least $1.25 for at least 15 consecutive trading days. This obligation will survive the termination of the Laton Consulting Agreement.

In addition, on February 21, 2008, pursuant to a Notice of Grant of Stock Option and a Stock Option Agreement (the “Laton Option Agreement”), the Registrant granted to Dr. Laton a 5-year fully vested option to purchase 2,880,000 shares of the Registrant’s common stock at an exercise price of $0.25 per share. The option may be exercised on a cashless basis. Pursuant to the Laton Option Agreement, Dr. Laton has agreed to not resell any shares of common stock acquired upon exercise of his option prior to December 13, 2008, which is the one year anniversary of the date the option was authorized by the Registrant’s board of directors.

The foregoing discussion is qualified in its entirety by reference to the Laton Consulting Agreement, the Notice of Grant of Stock Option and Stock Option Agreement with Dr. Laton, which are attached as exhibits to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

10.1	Foster Consulting Agreement
10.2	Foster Notice of Grant of Stock Option
10.3	Foster Stock Option Agreement
10.4	Laton Consulting Agreement
10.5	Laton Notice of Grant of Stock Option
10.6	Laton Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2008

SIONIX CORPORATION

By:	/s/ Richard H. Papalian
Name: Richard H. Papalian
Title: Chief Executive Officer